UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	February 14, 2013

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code	(203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

On February 12, 2013, the Company entered into a Capital Lease Agreement with TD Equipment Finance (the “Capital Lease”) to fund the purchase of a lithography tool. The Capital Lease for approximately $30,000,000 has a five (5) year term and contains customary terms and conditions. The interest rate which will be determined upon acceptance of the lithography tool by the Company will be a fixed rate based on a spread plus a five year fixed swap rate.

Item 2.02	Results of Operations and Financial Condition

On February 13, 2013, the Company issued a press release reporting first quarter fiscal 2013 results. A copy of the press release is attached to this 8-K.

A copy of the press release is furnished as Exhibit 99.1 to this report. The information contained in this Item 2.02 and the attached Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

On February 14, 2013, the Company will conduct a conference call during which certain unaudited, non-GAAP EBITDA financial information related to the Company’s operations for the three months ended January 27, 2013 will be disclosed. This information is set forth in Exhibit 99.6.

EBITDA is a non-GAAP financial measure that the Company defines pursuant to its credit agreement. The Company believes that EBITDA is generally accepted as providing useful information regarding the operational strength and performance of its business, including the ability of the Company to pay interest, service debt and fund capital expenditures. The Company’s method for calculating EBITDA may not be comparable to methods used by other companies but is the same method the Company uses for calculating EBITDA under its credit facility.

Item 5.02.	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of February 14, 2013, Soo Hong Jeong will become the Chief Operating Officer and President of Asia formerly the Chief Operating Officer of the Company

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits
99.1	Press Release dated February 13, 2013
99.2	Condensed Consolidated Statements of Income
99.3	Condensed Consolidated Balance Sheets
99.4	Condensed Consolidated Statements of Cash Flows
99.5	Reconciliation of GAAP to Non-GAAP Financial Information
99.6	Reconciliation of GAAP Net Income to EBITDA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE: February 14, 2013	BY	/s/ Richelle E. Burr
Richelle E. Burr
Vice President, General Counsel

PHOTRONICS, INC.